Acadia Mutual Funds

Acadia Principal Conservation Fund

Supplement to the Prospectus and Statement of Additional

Information (“SAI”) dated October 28, 2011

Supplement dated June 4, 2012

At a meeting held on May 14, 2012, the Board of Trustees (the “Board”) determined to reduce the 12b-1 fee for the Acadia Principal Conservation Fund (the “Fund”) from 0.50% to 0.25% and approved an amended expense limitation agreement between the Trust and Acadia Mutual Fund Management, LLC (the “Adviser”) whereby the Adviser would limit the total expenses of the Fund, with certain exceptions, to 1.35%, down from 1.45%.  These changes became effective June 1, 2012.

PROSPECTUS

The following replaces the sections entitled “Fees and Expenses of the Fund” and “Example” in their entirety on Page 1 of the Fund’s prospectus.   Additionally, all references elsewhere in the Prospectus to a 12b-1 fee of 0.50% shall be replaced with 0.25% and all references to an expense limitation agreement amount of 1.45% shall be replaced with 1.35%.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution (12b-1) and Service Fees	0.25%
Other Expenses	10.51%
Total Annual Fund Operating Expenses	11.56%
Expense Reimbursement[1]	(10.21%)
Total Annual Fund Operating Expenses After Expense Reimbursements	1.35%

1

The Adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 1.35% of the average net assets of the Fund.  This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after October 31, 2012, and it will automatically terminate upon the termination of the investment advisory agreement. Prior to June 1, 2012, the Adviser entered into an written expense limitation agreement under which it had agreed to limit the total expenses of the Fund, with the same exclusions as noted above, to an annual rate of 1.45% of the average net assets of the Fund.  The Adviser may recoup any waived amount from the Fund pursuant to these agreements if such reimbursement does not cause the Fund to exceed existing expense limitation and the reimbursement is made within three years after the year in which the Adviser incurred the expense.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The 1 year number shown below reflects the Adviser’s agreement to waive fees and/or reimburse Fund expenses.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$137	$2,379	$4,337	$8,211

Additionally, the following disclosure is being added to the section entitled “Principal Risks” of the Fund at page 3 of the Fund’s prospectus and under the section entitled “Additional Information About the Fund’s Principal Investment Strategies and Related Risks / Principal Risks” at page 7 of the Fund’s prospectus.

Additional Risk Disclosure

Money Market Deposit Account Risk:  The Fund invests in jumbo money market deposit accounts in FDIC insured banks.  There are withdrawal restrictions imposed on money market deposit accounts ranging from 5 to 7 per billing cycle, usually a month, creating a liquidity risk.  In addition, the amount of the funds invested in a particular institution may exceed the insured limit of $250,000 creating an exposure to loss if the financial institution fails.

STATEMENT OF ADDITIONAL INFORMATION

As of June 1, 2012, all references in the SAI to a 12b-1 fee of 0.50% shall be replaced with 0.25% and all references to an expense limitation agreement in the amount of 1.45% shall be replaced with 1.35%.

*  *  *

This supplement and the Prospectus provide the information a prospective investor should know about the Acadia Principal Conservation Fund and should be retained for future reference. A Statement of Additional Information, dated October 28, 2011, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling 1-800-595-4866.